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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 10, 2006

                                  GENCORP INC.
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             (Exact name of registrant as specified in its charter)

          Ohio                         1-01520                  34-0244000
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(State or other jurisdiction         (Commission             I.R.S. Employer
     of incorporation)               File Number)           Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California           95670
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       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code 916-355-4000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on April 10, 2006 in which GenCorp Inc. reported financial results for the first quarter ended February 28, 2006.

As discussed in Exhibit 99.1, the press release contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in GenCorp's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including Exhibit 99.1) is being furnished under "Item 2.02. Results of Operations and Financial Condition" and "Item 7.01. Regulation FD Disclosure." Such information (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 2.02 and 7.01 (including Exhibit 99.1) do not mean that such information is material or that disclosure of such information is required.

ITEM 7.01. REGULATION FD DISCLOSURE

See "Item 2.02. Results of Operations and Financial Condition" above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.       Description
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   99.1           GenCorp Inc.'s press release dated April 10, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             GENCORP INC.

                                             By:    /s/ Mark A. Whitney
                                                    ----------------------------
                                             Name:  Mark A. Whitney
                                             Title: Vice President, Law;
                                                    Deputy General Counsel
                                                    and Assistant Secretary
Dated: April 10, 2006

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                                  EXHIBIT INDEX

Exhibit Number       Description
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     99.1            GenCorp Inc.'s press release dated April 10, 2006.